                                                                 EXHIBIT (g)(20)

                              THE BANK OF NEW YORK
                                  CASH RESERVE

The Cash Reserve is a Demand Cash Account of The Bank of New York. The Bank of New York maintains this efficient "zero balance" cash management module as a tool to assist clients in making full use of their idle balances. On a daily basis, available balances are automatically swept into this Cash Reserve product as the last transaction of the day with no minimum investment amounts required. As a result, the exact dollar amount available for investment is swept, leaving no uninvested cash balances. This daily sweep mechanism also automatically liquidates any available Cash Reserve deposits to meet the accounts' cash requirements the next business day.

All funds in the Cash Reserve are deposits of The Bank of New York. The income earnings are indexed to the Bank of New York cost of funds and overdraft charges are computed at 2% above the effective Federal Funds rate. Income is accrued daily and is credited to the account by the third business day of the following month. Overdraft charges are also accrued daily and, if they exceed income, are debited from the account at the end of the month.

There are no additional transaction fees for the use of this sweep vehicle and all invested amounts are clearly identified on our reports.

In order to participate in this program, just sign the approval below and your account(s) will be set up accordingly.

Note: Rates are subject to change.

ING FUNDS                                      THE BANK OF NEW YORK

Approved by: -s- Michael J. Roland             Submitted by: ___________________
             -------------------------
       Name: Michael J. Roland                         Name:
       Date: 3/31/03                                   Date:

                   The Bank of New York - Confidential (MLAM)

[ING FUNDS LOGO]

April 30, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the Custodian Agreement dated March 13, 2003. Fund Accounting Agreement dated January 1,2003 and the Cash Reserve Letter (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the following funds to be added/included on Exhibit A to the Agreements:

         ING Principal Protection Fund VII

If you have any questions, please contact me at (480) 477-2672.

Sincerely,

-s- Michael J. Roland
-------------------------
Michael J. Roland
Executive Vice President & Chief Financial Officer

                                    EXHIBIT A
                            AMENDED AS OF MAY 1,2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING

ING EQUITY TRUST:

ING Principal Protection Fund VII

[ING FUNDS LETTERHEAD]

July 2, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement and Securities Lending agreement each dated January 6, 2003 respectively and the Cash Reserve Agreement, dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the Funds to be added/included on the Amended Exhibit A to the Agreements as of July 7, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Amended Exhibit A by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,

                                                -s- Michael J. Roland
                                                --------------------------------
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: -s- Edward G. McGann
    ---------------------------
Name: EDWARD G. McGANN
Title: VICE PRESIDENT, Duly Authorized

                             AMENDED EXHIBIT A

                FUND                                            EFFECTIVE DATE
                ----                                            --------------
ING EQUITY TRUST
   ING Convertible Fund                                           June 9, 2003
   ING Disciplined LargeCap Fund                                  June 9, 2003
   ING Equity and Bond Fund                                       June 9, 2003
   ING Financial Services Fund                                    June 9, 2003
   ING Growth Opportunities Fund                                  June 9, 2003
   ING LargeCap Growth Fund                                       June 9, 2003
   ING Large Company Value Fund                                   June 9, 2003
   ING MidCap Opportunities Fund                                  June 9, 2003
   ING MidCap Value Fund                                          June 9, 2003
   ING Principal Protection Fund                                  June 2, 2003
   ING Principal Protection Fund II                               June 2, 2003
   ING Principal Protection Fund III                              June 2, 2003
   ING Principal Protection Fund IV                               June 2, 2003
   ING Principal Protection Fund V                                June 2, 2003
   ING Principal Protection Fund VI                               June 2, 2003
   ING Principal Protection Fund VII                               May 1, 2003
   ING Real Estate Fund                                           June 9, 2003
   ING SmallCap Opportunities Fund                                June 9, 2003
   ING SmallCap Value Fund                                        June 9, 2003
   ING Tax Efficient Equity Fund                                  June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                 April 7, 2003
   ING GNMA Income Fund                                          April 7, 2003
   ING High Yield Bond Fund                                      April 7, 2003
   ING High Yield Opportunity Fund                               April 7, 2003
   ING Intermediate Bond Fund                                    April 7, 2003
   ING Lexington Money Market Trust                              April 7, 2003
   ING Money Market Fund                                         April 7, 2003
   ING National Tax-Exempt Bond Fund                             April 7, 2003
   ING Strategic Bond Fund                                       April 7, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                              June 9, 2003

ING INVESTORS TRUST
   ING Alliance Mid Cap Growth Portfolio                       January 6, 2003
   ING Eagle Asset Value Equity Portfolio                      January 6, 2003
   ING UBS U.S. Balanced Portfolio                             January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                   January 6, 2003

   ING Goldman Sachs Internet Tollkeeper(SM)                   January 6, 2003
   Portfolio
   ING Limited Maturity Bond Portfolio                         January 6, 2003
   ING Liquid Assets Portfolio                                 January 6, 2003
   ING Jennison Equity Opportunities Portfolio                 January 6, 2003
   ING Mercury Focus Value Portfolio                           January 6, 2003
   ING Mercury Fundamental Growth Portfolio                    January 6, 2003
   ING Salomon Brothers All Cap Portfolio                      January 6, 2003
   ING Salomon Brothers Investors Portfolio                    January 6, 2003
   ING AIM Mid Cap Growth Portfolio                            January 6, 2003
   Fund for Life Series                                        January 6, 2003
   ING MFS Mid Cap Growth Portfolio                           January 13, 2003
   ING MFS Research Portfolio                                 January 13, 2003
   ING MFS Total Return Portfolio                             January 13, 2003
   ING T. Rowe Price Capital Appreciation                     January 13, 2003
   Portfolio
   ING Developing World Portfolio                             January 13, 2003
   ING Hard Assets Portfolio                                  January 13, 2003
   ING Capital Guardian Managed Global                        January 13, 2003
   Portfolio
   ING International Portfolio                                January 13, 2003
   ING JPMorgan Fleming International                         January 13, 2003
   Enhanced EAFE Portfolio
   ING Marsico Growth Portfolio                               January 13, 2003
   ING Janus Growth and Income Portfolio                      January 13, 2003
   ING Janus Special Equity Portfolio                         January 13, 2003
   ING PIMCO Core Bond Portfolio                              January 13, 2003
   ING Van Kampen Global Franchise Portfolio                  January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                  January 13, 2003
   ING Capital Guardian Large Cap Value                       January 13, 2003
   Portfolio
   ING Capital Guardian Small Cap Portfolio                   January 13, 2003
   ING JPMorgan Fleming Small Cap Equity                      January 13, 2003
   Portfolio
   ING Van Kampen Real Estate Portfolio                       January 13, 2003
   ING Van Kampen Growth and Income                           January 13, 2003
   Portfolio
                                                              January 13, 2003
ING MAYFLOWER TRUST
   ING Growth + Value Fund                                        June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                               July 1, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                        June 13, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                        June 2, 2003
   ING Aeltus Money Market Fund                                   June 2, 2003
   ING Balanced Fund                                              June 2, 2003
   ING Bond Fund                                                  June 2, 2003
   ING Classic Principal Protection Fund                          June 2, 2003
   ING Classic Principal Protection Fund II                       June 2, 2003
   ING Classic Principal Protection Fund III                      June 2, 2003
   ING Classic Principal Protection Fund IV                       June 2, 2003
   ING Government Fund                                            June 2, 2003
   ING Growth Fund                                                June 9, 2003
   ING Growth & Income Fund                                       June 9, 2003
   ING Index Plus LargeCap Fund                                   June 9, 2003
   ING Index Plus MidCap Fund                                     June 9, 2003
   ING Index Plus Protection Fund                                 June 2, 2003
   ING Index Plus SmallCap Fund                                   June 9, 2003
   ING Small Company Fund                                         June 9, 2003
   ING Strategic Allocation Balanced Fund                         June 2, 2003
   ING Strategic Allocation Growth Fund                           June 2, 2003
   ING Strategic Allocation Income Fund                           June 2, 2003
   ING Technology Fund                                            June 2, 2003
   ING Value Opportunity Fund                                     June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                   July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                   July 7, 2003
   ING VP Strategic Allocation Balanced                           July 7, 2003
Portfolio
   ING VP Strategic Allocation Income Portfolio                   July 7, 2003

ING VP BOND PORTFOLIO                                             July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                     July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                             July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                        July 7, 2003
   ING VP Index Plus LargeCap Portfolio                           July 7, 2003
   ING VP Index Plus MidCap Portfolio                             July 7, 2003
   ING VP Index Plus SmallCap Portfolio                           July 7, 2003
   ING VP Small Company Portfolio                                 July 7, 2003
   ING VP Technology Portfolio                                    July 7, 2003

ING VP Value Opportunity Portfolio                                July 7, 2003

* This Amended Exhibit A will be effective with respect to this Fund upon the effective date of the initial Registration Statement with respect to the Fund.

                                AMENDED EXHIBIT A

                FUND                                            EFFECTIVE DATE
                ----                                            --------------
ING EQUITY TRUST
   ING Convertible Fund                                           June 9, 2003
   ING Disciplined LargeCap Fund                                  June 9, 2003
   ING Equity and Bond Fund                                       June 9, 2003
   ING Financial Services Fund                                    June 9, 2003
   ING Growth Opportunities Fund                                  June 9, 2003
   ING LargeCap Growth Fund                                       June 9, 2003
   ING Large Company Value Fund                                   June 9, 2003
   ING MidCap Opportunities Fund                                  June 9, 2003
   ING MidCap Value Fund                                          June 9, 2003
   ING Principal Protection Fund                                  June 2, 2003
   ING Principal Protection Fund II                               June 2, 2003
   ING Principal Protection Fund III                              June 2, 2003
   ING Principal Protection Fund IV                               June 2, 2003
   ING Principal Protection Fund V                                June 2, 2003
   ING Principal Protection Fund VI                               June 2, 2003
   ING Principal Protection Fund VII                               May 1, 2003
   ING Real Estate Fund                                           June 9, 2003
   ING SmallCap Opportunities Fund                                June 9, 2003
   ING SmallCap Value Fund                                        June 9, 2003
   ING Tax Efficient Equity Fund                                  June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                 April 7, 2003
   ING GNMA Income Fund                                          April 7, 2003
   ING High Yield Bond Fund                                      April 7, 2003
   ING High Yield Opportunity Fund                               April 7, 2003
   ING Intermediate Bond Fund                                    April 7, 2003
   ING Lexington Money Market Trust                              April 7, 2003
   ING Money Market Fund                                         April 7, 2003
   ING National Tax-Exempt Bond Fund                             April 7, 2003
   ING Strategic Bond Fund                                       April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                       July 14, 2003
   ING GET Fund - Series E                                       July 14, 2003
   ING GET Fund - Series G                                       July 14, 2003
   ING GET Fund - Series H                                       July 14, 2003
   ING GET Fund - Series I                                       July 14, 2003
   ING GET Fund - Series J                                       July 14, 2003
   ING GET Fund - Series K                                       July 14, 2003
   ING GET Fund - Series L                                       July 14, 2003

   ING GET Fund - Series M                                       July 14, 2003
   ING GET Fund - Series N                                       July 14, 2003
   ING GET Fund - Series P                                       July 14, 2003
   ING GET Fund - Series Q                                       July 14, 2003
   ING GET Fund - Series R                                       July 14, 2003
   ING GET Fund - Series S                                       July 14, 2003
   ING GET Fund - Series T                                       July 14, 2003
   ING GET Fund - Series U                                       July 14, 2003
   ING GET Fund - Series V                                      March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                              June 9, 2003

ING INVESTORS TRUST
   ING Alliance Mid Cap Growth Portfolio                       January 6, 2003
   ING Eagle Asset Value Equity Portfolio                      January 6, 2003
   ING UBS U.S. Balanced Portfolio                             January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                   January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM)                   January 6, 2003
   Portfolio

   ING Limited Maturity Bond Portfolio                         January 6, 2003
   ING Liquid Assets Portfolio                                 January 6, 2003
   ING Jennison Equity Opportunities Portfolio                 January 6, 2003
   ING Mercury Focus Value Portfolio                           January 6, 2003
   ING Mercury Fundamental Growth Portfolio                    January 6, 2003
   ING Salomon Brothers All Cap Portfolio                      January 6, 2003
   ING Salomon Brothers Investors Portfolio                    January 6, 2003
   ING AIM Mid Cap Growth Portfolio                            January 6, 2003
   Fund for Life Series                                        January 6, 2003
   ING MFS Mid Cap Growth Portfolio                           January 13, 2003
   ING MFS Research Portfolio                                 January 13, 2003
   ING MFS Total Return Portfolio                             January 13, 2003
   ING T. Rowe Price Capital Appreciation                     January 13, 2003
   Portfolio
   ING Developing World Portfolio                             January 13, 2003
   ING Hard Assets Portfolio                                  January 13, 2003
   ING Capital Guardian Managed Global                        January 13, 2003
   Portfolio
   ING International Portfolio                                January 13, 2003
   ING JPMorgan Fleming International                         January 13, 2003
   Enhanced EAFE Portfolio
   ING Marsico Growth Portfolio                               January 13, 2003
   ING Janus Growth and Income Portfolio                      January 13, 2003
   ING Janus Special Equity Portfolio                         January 13, 2003
   ING PIMCO Core Bond Portfolio                              January 13, 2003
   ING Van Kampen Global Franchise Portfolio                  January 13, 2003

   ING T. Rowe Price Equity Income Portfolio                  January 13, 2003
   ING Capital Guardian Large Cap Value                       January 13, 2003
   Portfolio
   ING Capital Guardian Small Cap Portfolio                   January 13, 2003
   ING JPMorgan Fleming Small Cap Equity                      January 13, 2003
   Portfolio
   ING Van Kampen Real Estate Portfolio                       January 13, 2003
   ING Van Kampen Growth and Income                           January 13, 2003
   Portfolio
                                                              January 13, 2003
ING MAYFLOWER TRUST
   ING Growth + Value Fund                                        June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                               July 1, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                        June 13, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                        June 2, 2003
   ING Aeltus Money Market Fund                                   June 2, 2003
   ING Balanced Fund                                              June 2, 2003
   ING Bond Fund                                                  June 2, 2003
   ING Classic Principal Protection Fund                          June 2, 2003
   ING Classic Principal Protection Fund II                       June 2, 2003
   ING Classic Principal Protection Fund III                      June 2, 2003
   ING Classic Principal Protection Fund IV                       June 2, 2003
   ING Government Fund                                            June 2, 2003
   ING Growth Fund                                                June 9, 2003
   ING Growth & Income Fund                                       June 9, 2003
   ING Index Plus LargeCap Fund                                   June 9, 2003
   ING Index Plus MidCap Fund                                     June 9, 2003
   ING Index Plus Protection Fund                                 June 2, 2003
   ING Index Plus SmallCap Fund                                   June 9, 2003
   ING Small Company Fund                                         June 9, 2003
   ING Strategic Allocation Balanced Fund                         June 2, 2003
   ING Strategic Allocation Growth Fund                           June 2, 2003
   ING Strategic Allocation Income Fund                           June 2, 2003
   ING Technology Fund                                            June 2, 2003
   ING Value Opportunity Fund                                     June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                   July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                   July 7, 2003

   ING VP Strategic Allocation Balanced                           July 7, 2003
Portfolio
   ING VP Strategic Allocation Income Portfolio                   July 7, 2003

ING VP BOND PORTFOLIO                                             July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                     July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                             July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                        July 7, 2003
   ING VP Index Plus LargeCap Portfolio                           July 7, 2003
   ING VP Index Plus MidCap Portfolio                             July 7, 2003
   ING VP Index Plus SmallCap Portfolio                           July 7, 2003
   ING VP Small Company Portfolio                                 July 7, 2003
   ING VP Technology Portfolio                                    July 7, 2003
   ING VP Value Opportunity Portfolio                             July 7, 2003

* This Amended Exhibit A will be effective with respect to this Fund upon the effective date of the initial Registration Statement with respect to the Fund.

[ING FUNDS LETTERHEAD]

August 28, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003 respectively, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the Funds to be added/included on the Amended Exhibit A to the Agreements as of September 2, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Amended Exhibit A by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,

                                                -s- Michael J. Roland
                                                --------------------------------
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: -s- Ira R. Rosner
    ------------------------
Name: IRA R. ROSNER
Title: VICE PRESIDENT, Duly Authorized

                                AMENDED EXHIBIT A

              FUND*                                                             EFFECTIVE DATE
              -----                                                             --------------
ING EQUITY TRUST
   ING Convertible Fund                                                          June 9, 2003
   ING Disciplined LargeCap Fund                                                 June 9, 2003
   ING Equity and Bond Fund                                                      June 9, 2003
   ING Financial Services Fund                                                   June 9, 2003
   ING Growth Opportunities Fund                                                 June 9, 2003
   ING LargeCap Growth Fund                                                      June 9, 2003
   ING Large Company Value Fund                                                  June 9, 2003
   ING MidCap Opportunities Fund                                                 June 9, 2003
   ING MidCap Value Fund                                                         June 9, 2003
   ING Principal Protection Fund                                                 June 2, 2003
   ING Principal Protection Fund II                                              June 2, 2003
   ING Principal Protection Fund III                                             June 2, 2003
   ING Principal Protection Fund IV                                              June 2, 2003
   ING Principal Protection Fund V                                               June 2, 2003
   ING Principal Protection Fund VI                                              June 2, 2003
   ING Principal Protection Fund VII                                              May 1, 2003
   ING Principal Protection Fund VIII                                                     TBD
   ING Principal Protection Fund IX                                                       TBD
   ING Real Estate Fund                                                          June 9, 2003
   ING SmallCap Opportunities Fund                                               June 9, 2003
   ING SmallCap Value Fund                                                       June 9, 2003
   ING Tax Efficient Equity Fund                                                 June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                                April 7, 2003
   ING GNMA Income Fund                                                         April 7, 2003
   ING High Yield Bond Fund                                                     April 7, 2003
   ING High Yield Opportunity Fund                                              April 7, 2003
   ING Intermediate Bond Fund                                                   April 7, 2003
   ING Lexington Money Market Trust                                             April 7, 2003
   ING Money Market Fund                                                        April 7, 2003
   ING National Tax-Exempt Bond Fund                                            April 7, 2003
   ING Strategic Bond Fund                                                      April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                      July 14, 2003
   ING GET Fund - Series E                                                      July 14, 2003
   ING GET Fund - Series G                                                      July 14, 2003
   ING GET Fund - Series H                                                      July 14, 2003
   ING GET Fund - Series I                                                      July 14, 2003

* This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

   ING GET Fund - Series J                                                      July 14, 2003
   ING GET Fund - Series K                                                      July 14, 2003
   ING GET Fund - Series L                                                      July 14, 2003
   ING GET Fund - Series M                                                      July 14, 2003
   ING GET Fund - Series N                                                      July 14, 2003
   ING GET Fund - Series P                                                      July 14, 2003
   ING GET Fund - Series Q                                                      July 14, 2003
   ING GET Fund - Series R                                                      July 14, 2003
   ING GET Fund - Series S                                                      July 14, 2003
   ING GET Fund - Series T                                                      July 14, 2003
   ING GET Fund - Series U                                                      July 14, 2003
   ING GET Fund - Series V                                                     March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                             June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                                       January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                           January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                      January 6, 2003
   ING American Funds Growth Portfolio                                      September 2, 2003
   ING American Funds Growth-Income Portfolio                               September 2, 2003
   ING American Funds International Portfolio                               September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                            January 13, 2003
   ING Capital Guardian Managed Global Portfolio                             January 13, 2003
   ING Capital Guardian Small Cap Portfolio                                  January 13, 2003
   ING Developing World Portfolio                                            January 13, 2003
   ING Eagle Asset Value Equity Portfolio                                     January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                                  January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM)                                  January 6, 2003
   Portfolio
   ING Hard Assets Portfolio                                                 January 13, 2003
   ING International Portfolio                                               January 13, 2003
   ING Janus Growth and Income Portfolio                                     January 13, 2003
   ING Janus Special Equity Portfolio                                        January 13, 2003
   ING Jennison Equity Opportunities Portfolio                                January 6, 2003
   ING JPMorgan Fleming Small Cap Equity                                     January 13, 2003
   Portfolio
   ING Julius Baer Foreign Portfolio                                         January 13, 2003
   ING Limited Maturity Bond Portfolio                                        January 6, 2003
   ING Liquid Assets Portfolio                                                January 6, 2003
   ING Marsico Growth Portfolio                                              January 13, 2003
   ING Mercury Focus Value Portfolio                                          January 6, 2003
   ING Mercury Fundamental Growth Portfolio                                   January 6, 2003
   ING MFS Mid Cap Growth Portfolio                                          January 13, 2003

* This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

   ING MFS Research Portfolio                                                January 13, 2003
   ING MFS Total Return Portfolio                                            January 13, 2003
   ING PIMCO Core Bond Portfolio                                             January 13, 2003
   ING Salomon Brothers All Cap Portfolio                                     January 6, 2003
   ING Salomon Brothers Investors Portfolio                                   January 6, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                          January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                                 January 13, 2003
   ING UBS U.S. Balanced Portfolio                                            January 6, 2003
   ING Van Kampen Global Franchise Portfolio                                 January 13, 2003
   ING Van Kampen Growth and Income Portfolio                                January 13, 2003
   ING Van Kampen Real Estate Portfolio                                      January 13, 2003
                                                                             January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                       June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                                              July 1, 2003
   ING Global Equity Dividend Fund                                          September 2, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                       June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                  September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                                 TBD
   ING GET U.S. Core Portfolio - Series 4                                                 TBD
   ING GET U.S. Core Portfolio - Series 5                                                 TBD
   ING GET U.S. Core Portfolio - Series 6                                                 TBD
   ING GET U.S. Opportunity Portfolio - Series 1                                          TBD
   ING GET U.S. Opportunity Portfolio - Series 2                                          TBD

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                       June 2, 2003
   ING Aeltus Money Market Fund                                                  June 2, 2003
   ING Balanced Fund                                                             June 2, 2003
   ING Bond Fund                                                                 June 2, 2003
   ING Classic Principal Protection Fund I                                       June 2, 2003
   ING Classic Principal Protection Fund II                                      June 2, 2003
   ING Classic Principal Protection Fund III                                     June 2, 2003
   ING Classic Principal Protection Fund IV                                      June 2, 2003
   ING Government Fund                                                           June 2, 2003
   ING Growth Fund                                                               June 9, 2003
   ING Growth & Income Fund                                                      June 9, 2003
   ING Index Plus LargeCap Fund                                                  June 9, 2003
   ING Index Plus MidCap Fund                                                    June 9, 2003
   ING Index Plus Protection Fund                                                June 2, 2003
   ING Index Plus SmallCap Fund                                                  June 9, 2003


* This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

   ING Small Company Fund                                                        June 9, 2003
   ING Strategic Allocation Balanced Fund                                        June 2, 2003
   ING Strategic Allocation Growth Fund                                          June 2, 2003
   ING Strategic Allocation Income Fund                                          June 2, 2003
   ING Technology Fund                                                           June 2, 2003
   ING Value Opportunity Fund                                                    June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                                  July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                                  July 7, 2003
   ING VP Strategic Allocation Balanced Portfolio                                July 7, 2003
   ING VP Strategic Allocation Income Portfolio                                  July 7, 2003

ING VP BOND PORTFOLIO                                                            July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                    July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                            July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                       July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                          July 7, 2003
   ING VP Index Plus MidCap Portfolio                                            July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                          July 7, 2003
   ING VP Small Company Portfolio                                                July 7, 2003
   ING VP Technology Portfolio                                                   July 7, 2003
   ING VP Value Opportunity Portfolio                                            July 7, 2003

* This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LETTERHEAD]

September 25, 2003

Ms. Martha Pierce
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Principal Protection Fund VIII, a newly established fund of ING Equity Trust (the "New Fund") to be included on the Amended Exhibit A to the Agreements as of October 1, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the New Fund by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,

                                                -s- Michael J. Roland
                                                --------------------------------
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: -s- EDWARD G. McGANN
    -------------------------
Name: EDWARD G. McGANN
Title: VICE PRESIDENT, Duly Authorized

                                AMENDED EXHIBIT A

               FUND*                                                          EFFECTIVE DATE
               -----                                                          --------------
ING EQUITY TRUST
   ING Convertible Fund                                                          June 9, 2003
   ING Disciplined LargeCap Fund                                                 June 9, 2003
   ING Equity and Bond Fund                                                      June 9, 2003
   ING Financial Services Fund                                                   June 9, 2003
   ING Growth Opportunities Fund                                                 June 9, 2003
   ING LargeCap Growth Fund                                                      June 9, 2003
   ING Large Company Value Fund                                                  June 9, 2003
   ING MidCap Opportunities Fund                                                 June 9, 2003
   ING MidCap Value Fund                                                         June 9, 2003
   ING Principal Protection Fund                                                 June 2, 2003
   ING Principal Protection Fund II                                              June 2, 2003
   ING Principal Protection Fund III                                             June 2, 2003
   ING Principal Protection Fund IV                                              June 2, 2003
   ING Principal Protection Fund V                                               June 2, 2003
   ING Principal Protection Fund VI                                              June 2, 2003
   ING Principal Protection Fund VII                                              May 1, 2003
   ING Principal Protection Fund VIII                                         October 1, 2003
   ING Principal Protection Fund IX                                                       TBD
   ING Real Estate Fund                                                          June 9, 2003
   ING SmallCap Opportunities Fund                                               June 9, 2003
   ING SmallCap Value Fund                                                       June 9, 2003
   ING Tax Efficient Equity Fund                                                 June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                                April 7, 2003
   ING GNMA Income Fund                                                         April 7, 2003
   ING High Yield Bond Fund                                                     April 7, 2003
   ING High Yield Opportunity Fund                                              April 7, 2003
   ING Intermediate Bond Fund                                                   April 7, 2003
   ING Lexington Money Market Trust                                             April 7, 2003
   ING Money Market Fund                                                        April 7, 2003
   ING National Tax-Exempt Bond Fund                                            April 7, 2003
   ING Strategic Bond Fund                                                      April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                      July 14, 2003
   ING GET Fund- Series E                                                       July 14, 2003
   ING GET Fund - Series G                                                      July 14, 2003
   ING GET Fund- Series H                                                       July 14, 2003
   ING GET Fund - Series I                                                      July 14, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                                      July 14, 2003
   ING GET Fund - Series K                                                      July 14, 2003
   ING GET Fund - Series L                                                      July 14, 2003
   ING GET Fund - Series M                                                      July 14, 2003
   ING GET Fund - Series N                                                      July 14, 2003
   ING GET Fund - Series O                                                      July 14, 2003
   ING GET Fund - Series Q                                                      July 14, 2003
   ING GET Fund - Series R                                                      July 14, 2003
   ING GET Fund - Series S                                                      July 14, 2003
   ING GET Fund - Series T                                                      July 14, 2003
   ING GET Fund - Series U                                                      July 14, 2003
   ING GET Fund - Series V                                                     March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                             June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                                       January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                           January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                      January 6, 2003
   ING American Funds Growth Portfolio                                      September 2, 2003
   ING American Funds Growth-Income Portfolio                               September 2, 2003
   ING American Funds International Portfolio                               September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                            January 13, 2003
   ING Capital Guardian Managed Global Portfolio                             January 13, 2003
   ING Capital Guardian Small Cap Portfolio                                  January 13, 2003
   ING Developing World Portfolio                                            January 13, 2003
   ING Eagle Asset Value Equity Portfolio                                     January 6, 2003
   ING FMRSM Diversified Mid Cap Portfolio                                    January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM)                                  January 6, 2003
   Portfolio
   ING Hard Assets Portfolio                                                 January 13, 2003
   ING International Portfolio                                               January 13, 2003
   ING Janus Growth and Income Portfolio                                     January 13, 2003
   ING Janus Special Equity Portfolio                                        January 13, 2003
   ING Jennison Equity Opportunities Portfolio                                January 6, 2003
   ING JPMorgan Fleming Small Cap Equity                                     January 13, 2003
   Portfolio
   ING Julius Baer Foreign Portfolio                                         January 13, 2003
   ING Limited Maturity Bond Portfolio                                        January 6, 2003
   ING Liquid Assets Portfolio                                                January 6, 2003
   ING Marsico Growth Portfolio                                              January 13, 2003
   ING Mercury Focus Value Portfolio                                          January 6, 2003
   ING Mercury Fundamental Growth Portfolio                                   January 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                                           January 13, 2003
   ING MFS Research Portfolio                                                 January 13, 2003
   ING MFS Total Return Portfolio                                             January 13, 2003
   ING PIMCO Core Bond Portfolio                                              January 13, 2003
   ING Salomon Brothers All Cap Portfolio                                      January 6, 2003
   ING Salomon Brothers Investors Portfolio                                    January 6, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                           January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                                  January 13, 2003
   ING UBS U.S. Balanced Portfolio                                             January 6, 2003
   ING Van Kampen Global Franchise Portfolio                                  January 13, 2003
   ING Van Kampen Growth and Income Portfolio                                 January 13, 2003
   ING Van Kampen Real Estate Portfolio                                       January 13, 2003
                                                                              January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                       June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                                              July 1, 2003
   ING Global Equity Dividend Fund                                            September 2, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                       June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                    September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                             TBD
   ING GET U.S. Core Portfolio - Series 4                                             TBD
   ING GET U.S. Core Portfolio - Series 5                                             TBD
   ING GET U.S. Core Portfolio - Series 6                                             TBD
   ING GET U.S. Opportunity Portfolio - Series 1                                      TBD
   ING GET U.S. Opportunity Portfolio - Series 2                                      TBD

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                       June 2, 2003
   ING Aeltus Money Market Fund                                                  June 2, 2003
   ING Balanced Fund                                                             June 2, 2003
   ING Bond Fund                                                                 June 2, 2003
   ING Classic Principal Protection Fund I                                       June 2, 2003
   ING Classic Principal Protection Fund II                                      June 2, 2003
   ING Classic Principal Protection Fund III                                     June 2, 2003
   ING Classic Principal Protection Fund IV                                      June 2, 2003
   ING Government Fund                                                           June 2, 2003
   ING Growth Fund                                                               June 9, 2003
   ING Growth & Income Fund                                                      June 9, 2003
   ING Index Plus LargeCap Fund                                                  June 9, 2003
   ING Index Plus MidCap Fund                                                    June 9, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
   ING Index Plus Protection Fund                                                June 2, 2003
   ING Index Plus SmallCap Fund                                                  June 9, 2003
   ING Small Company Fund                                                        June 9, 2003
   ING Strategic Allocation Balanced Fund                                        June 2, 2003
   ING Strategic Allocation Growth Fund                                          June 2, 2003
   ING Strategic Allocation Income Fund                                          June 2, 2003
   ING Technology Fund                                                           June 2, 2003
   ING Value Opportunity Fund                                                    June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                                  July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                                  July 7, 2003
   ING VP Strategic Allocation Balanced Portfolio                                July 7, 2003
   ING VP Strategic Allocation Income Portfolio                                  July 7, 2003

ING VP BOND PORTFOLIO                                                            July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                    July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                            July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                       July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                          July 7, 2003
   ING VP Index Plus MidCap Portfolio                                            July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                          July 7, 2003
   ING VP Small Company Portfolio                                                July 7, 2003
   ING VP Technology Portfolio                                                   July 7, 2003
   ING VP Value Opportunity Portfolio                                            July 7, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LETTERHEAD]

September 25, 2003

Ms. Martha Pierce
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING VP Convertible Portfolio, ING VP Disciplined LargeCap Portfolio, ING VP Growth Opportunities Portfolio, ING VP Growth + Value Portfolio, ING VP High Yield Bond Portfolio, ING VP Large Company Value Portfolio, ING VP LargeCap Growth Portfolio, ING VP MagnaCap Portfolio, ING VP MidCap Opportunities Portfolio, ING VP Natural Resources Trust, ING VP SmallCap Opportunities Portfolio, The Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio and The Stock Portfolio, (the "Funds") to be included on the Amended Exhibit A to the Agreements as of October 6, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                                Sincerely,

                                                -s- Michael J. Roland
                                                --------------------------------
                                                Michael J. Roland
                                                Executive Vice President & Chief
                                                Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By: -s- EDWARD G. McGANN
    -------------------------
Name: EDWARD G. McGANN
Title: VICE PRESIDENT, Duly Authorized

                                AMENDED EXHIBIT A

               FUND*                                                           EFFECTIVE DATE
               -----                                                           --------------
ING EQUITY TRUST
   ING Convertible Fund                                                          June 9, 2003
   ING Disciplined LargeCap Fund                                                 June 9, 2003
   ING Equity and Bond Fund                                                      June 9, 2003
   ING Financial Services Fund                                                   June 9, 2003
   ING Growth Opportunities Fund                                                 June 9, 2003
   ING LargeCap Growth Fund                                                      June 9, 2003
   ING Large Company Value Fund                                                  June 9, 2003
   ING MidCap Opportunities Fund                                                 June 9, 2003
   ING MidCap Value Fund                                                         June 9, 2003
   ING Principal Protection Fund                                                 June 2, 2003
   ING Principal Protection Fund II                                              June 2, 2003
   ING Principal Protection Fund III                                             June 2, 2003
   ING Principal Protection Fund IV                                              June 2, 2003
   ING Principal Protection Fund V                                               June 2, 2003
   ING Principal Protection Fund VI                                              June 2, 2003
   ING Principal Protection Fund VII                                              May 1, 2003
   ING Principal Protection Fund VIII                                          October 1, 2003
   ING Principal Protection Fund IX                                                   TBD
   ING Real Estate Fund                                                          June 9, 2003
   ING SmallCap Opportunities Fund                                               June 9, 2003
   ING SmallCap Value Fund                                                       June 9, 2003
   ING Tax Efficient Equity Fund                                                 June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                                April 7, 2003
   ING GNMA Income Fund                                                         April 7, 2003
   ING High Yield Bond Fund                                                     April 7, 2003
   ING High Yield Opportunity Fund                                              April 7, 2003
   ING Intermediate Bond Fund                                                   April 7, 2003
   ING Lexington Money Market Trust                                             April 7, 2003
   ING Money Market Fund                                                        April 7, 2003
   ING National Tax-Exempt Bond Fund                                            April 7, 2003
   ING Strategic Bond Fund                                                      April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                      July 14, 2003
   ING GET Fund - Series E                                                      July 14, 2003
   ING GET Fund - Series G                                                      July 14, 2003
   ING GET Fund - Series H                                                      July 14, 2003
   ING GET Fund - Series I                                                      July 14, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                                       July 14, 2003
   ING GET Fund - Series K                                                       July 14, 2003
   ING GET Fund - Series L                                                       July 14, 2003
   ING GET Fund - Series M                                                       July 14, 2003
   ING GET Fund - Series N                                                       July 14, 2003
   ING GET Fund - Series P                                                       July 14, 2003
   ING GET Fund - Series Q                                                       July 14, 2003
   ING GET Fund - Series R                                                       July 14, 2003
   ING GET Fund - Series S                                                       July 14, 2003
   ING GET Fund - Series T                                                       July 14, 2003
   ING GET Fund - Series U                                                       July 14, 2003
   ING GET Fund - Series V                                                      March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                             June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                                        January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                            January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                       January 6, 2003
   ING American Funds Growth Portfolio                                        September 2, 2003
   ING American Funds Growth-Income Portfolio                                 September 2, 2003
   ING American Funds International Portfolio                                 September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                              January 13, 2003
   ING Capital Guardian Managed Global Portfolio                               January 13, 2003
   ING Capital Guardian Small Cap Portfolio                                    January 13, 2003
   ING Developing World Portfolio                                              January 13, 2003
   ING Eagle Asset Value Equity Portfolio                                      January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                                   January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM)                                   January 6, 2003
   Portfolio
   ING Hard Assets Portfolio                                                   January 13, 2003
   ING International Portfolio                                                 January 13, 2003
   ING Janus Growth and Income Portfolio                                       January 13, 2003
   ING Janus Special Equity Portfolio                                          January 13, 2003
   ING Jennison Equity Opportunities Portfolio                                 January 6, 2003
   ING JPMorgan Fleming Small Cap Equity                                       January 13, 2003
   Portfolio
   ING Julius Baer Foreign Portfolio                                           January 13, 2003
   ING Limited Maturity Bond Portfolio                                         January 6, 2003
   ING Liquid Assets Portfolio                                                 January 6, 2003
   ING Marsico Growth Portfolio                                                January 13, 2003
   ING Mercury Focus Value Portfolio                                           January 6, 2003
   ING Mercury Fundamental Growth Portfolio                                    January 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                                           January 13, 2003
   ING MFS Research Portfolio                                                 January 13, 2003
   ING MFS Total Return Portfolio                                             January 13, 2003
   ING PIMCO Core Bond Portfolio                                              January 13, 2003
   ING Salomon Brothers All Cap Portfolio                                      January 6, 2003
   ING Salomon Brothers Investors Portfolio                                    January 6, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                           January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                                  January 13, 2003
   ING UBS U.S. Balanced Portfolio                                             January 6, 2003
   ING Van Kampen Global Franchise Portfolio                                  January 13, 2003
   ING Van Kampen Growth and Income Portfolio                                 January 13, 2003
   ING Van Kampen Real Estate Portfolio                                       January 13, 2003
                                                                              January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                       June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                                              July 1,2003
   ING Global Equity Dividend Fund                                           September 2, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                       June 2, 2003
   ING Aeltus Money Market Fund                                                  June 2, 2003
   ING Balanced Fund                                                             June 2, 2003
   ING Bond Fund                                                                 June 2, 2003
   ING Classic Principal Protection Fund I                                       June 2, 2003
   ING Classic Principal Protection Fund II                                      June 2, 2003
   ING Classic Principal Protection Fund III                                     June 2, 2003
   ING Classic Principal Protection Fund IV                                      June 2, 2003
   ING Government Fund                                                           June 2, 2003
   ING Growth Fund                                                               June 9, 2003
   ING Growth & Income Fund                                                      June 9, 2003
   ING Index Plus LargeCap Fund                                                  June 9, 2003
   ING Index Plus MidCap Fund                                                    June 9, 2003
   ING Index Plus Protection Fund                                                June 2, 2003
   ING Index Plus SmallCap Fund                                                  June 9, 2003
   ING Small Company Fund                                                        June 9, 2003
   ING Strategic Allocation Balanced Fund                                        June 2, 2003
   ING Strategic Allocation Growth Fund                                          June 2, 2003
   ING Strategic Allocation Income Fund                                          June 2, 2003
   ING Technology Fund                                                           June 2, 2003
   ING Value Opportunity Fund                                                    June 9, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                                  July 7, 2003
   ING VP Strategic Allocation Balanced Portfolio                                July 7, 2003
   ING VP Strategic Allocation Income Portfolio                                  July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                            July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                       June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                    September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                            TBD
   ING GET U.S. Core Portfolio - Series 4                                            TBD
   ING GET U.S. Core Portfolio - Series 5                                            TBD
   ING GET U.S. Core Portfolio - Series 6                                            TBD
   ING GET U.S. Opportunity Portfolio - Series 1                                     TBD
   ING GET U.S. Opportunity Portfolio - Series 2                                     TBD

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                       July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                          July 7, 2003
   ING VP Index Plus MidCap Portfolio                                            July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                          July 7, 2003
   ING VP Small Company Portfolio                                                July 7, 2003
   ING VP Technology Portfolio                                                   July 7, 2003
   ING VP Value Opportunity Portfolio                                            July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                                October 6, 2003
   ING VP Disciplined LargeCap Portfolio                                       October 6, 2003
   ING VP Growth + Value Portfolio                                             October 6, 2003
   ING VP Growth Opportunities Portfolio                                       October 6, 2003
   ING VP High Yield Bond Portfolio                                            October 6, 2003
   ING VP Large Company Value Portfolio                                        October 6, 2003
   ING VP LargeCap Growth Portfolio                                            October 6, 2003
   ING VP MagnaCap Portfolio                                                   October 6, 2003
   ING VP MidCap Opportunities Portfolio                                       October 6, 2003
   ING VP SmallCap Opportunities Portfolio                                     October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                                  July 7, 2003

ING VP BOND PORTFOLIO                                                            July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                    July 7, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VP NATURAL RESOURCES TRUST                                                 October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                                              October 6, 2003
   The Bond Portfolio                                                          October 6, 2003
   The Money Market Portfolio                                                  October 6, 2003
   The Stock Portfolio                                                         October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

                                AMENDED EXHIBIT A

               FUND*                                                          EFFECTIVE DATE
               -----                                                          --------------
ING EQUITY TRUST
   ING Convertible Fund                                                         June 9, 2003
   ING Disciplined LargeCap Fund                                                June 9, 2003
   ING Equity and Bond Fund                                                     June 9, 2003
   ING Financial Services Fund                                                  June 9, 2003
   ING Growth Opportunities Fund                                                June 9, 2003
   ING LargeCap Growth Fund                                                     June 9, 2003
   ING Large Company Value Fund                                                 June 9, 2003
   ING MidCap Opportunities Fund                                                June 9, 2003
   ING MidCap Value Fund                                                        June 9, 2003
   ING Principal Protection Fund                                                June 2, 2003
   ING Principal Protection Fund II                                             June 2, 2003
   ING Principal Protection Fund III                                            June 2, 2003
   ING Principal Protection Fund IV                                             June 2, 2003
   ING Principal Protection Fund V                                              June 2, 2003
   ING Principal Protection Fund VI                                             June 2, 2003
   ING Principal Protection Fund VII                                             May 1, 2003
   ING Principal Protection Fund VIII                                         October 1, 2003
   ING Principal Protection Fund IX                                                  TBD
   ING Real Estate Fund                                                         June 9, 2003
   ING SmallCap Opportunities Fund                                              June 9, 2003
   ING SmallCap Value Fund                                                      June 9, 2003
   ING Tax Efficient Equity Fund                                                June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                                               April 7, 2003
   ING GNMA Income Fund                                                        April 7, 2003
   ING High Yield Bond Fund                                                    April 7, 2003
   ING High Yield Opportunity Fund                                             April 7, 2003
   ING Intermediate Bond Fund                                                  April 7, 2003
   ING Lexington Money Market Trust                                            April 7, 2003
   ING Money Market Fund                                                       April 7, 2003
   ING National Tax-Exempt Bond Fund                                           April 7, 2003
   ING Strategic Bond Fund                                                     April 7, 2003

ING GET FUND
   ING GET Fund - Series D                                                     July 14, 2003
   ING GET Fund - Series E                                                     July 14, 2003
   ING GET Fund - Series G                                                     July 14, 2003
   ING GET Fund - Series H                                                     July 14, 2003
   ING GET Fund - Series I                                                     July 14, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
   ING GET Fund - Series J                                                      July 14, 2003
   ING GET Fund - Series K                                                      July 14, 2003
   ING GET Fund - Series L                                                      July 14, 2003
   ING GET Fund - Series M                                                      July 14, 2003
   ING GET Fund - Series N                                                      July 14, 2003
   ING GET Fund - Series P                                                      July 14, 2003
   ING GET Fund - Series Q                                                      July 14, 2003
   ING GET Fund - Series R                                                      July 14, 2003
   ING GET Fund - Series S                                                      July 14, 2003
   ING GET Fund - Series T                                                      July 14, 2003
   ING GET Fund - Series U                                                      July 14, 2003
   ING GET Fund - Series V                                                     March 13, 2003

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                                                            June 9, 2003

ING INVESTORS TRUST
   Fund for Life Series                                                       January 6, 2003
   ING AIM Mid Cap Growth Portfolio                                           January 6, 2003
   ING Alliance Mid Cap Growth Portfolio                                      January 6, 2003
   ING American Funds Growth Portfolio                                       September 2, 2003
   ING American Funds Growth-Income Portfolio                                September 2, 2003
   ING American Funds International Portfolio                                September 2, 2003
   ING Capital Guardian Large Cap Value Portfolio                             January 13, 2003
   ING Capital Guardian Managed Global Portfolio                              January 13, 2003
   ING Capital Guardian Small Cap Portfolio                                   January 13, 2003
   ING Developing World Portfolio                                             January 13, 2003
   ING Eagle Asset Value Equity Portfolio                                     January 6, 2003
   ING FMR(SM) Diversified Mid Cap Portfolio                                  January 6, 2003
   ING Goldman Sachs Internet Tollkeeper(SM)                                  January 6, 2003
   Portfolio
   ING Hard Assets Portfolio                                                  January 13, 2003
   ING International Portfolio                                                January 13, 2003
   ING Janus Growth and Income Portfolio                                      January 13, 2003
   ING Janus Special Equity Portfolio                                         January 13, 2003
   ING Jennison Equity Opportunities Portfolio                                January 6, 2003
   ING JPMorgan Fleming Small Cap Equity                                      January 13, 2003
   Portfolio
   ING Julius Baer Foreign Portfolio                                          January 13, 2003
   ING Limited Maturity Bond Portfolio                                        January 6, 2003
   ING Liquid Assets Portfolio                                                January 6, 2003
   ING Marsico Growth Portfolio                                               January 13, 2003
   ING Mercury Focus Value Portfolio                                          January 6, 2003
   ING Mercury Fundamental Growth Portfolio                                   January 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
   ING MFS Mid Cap Growth Portfolio                                           January 13, 2003
   ING MFS Research Portfolio                                                 January 13, 2003
   ING MFS Total Return Portfolio                                             January 13, 2003
   ING PIMCO Core Bond Portfolio                                              January 13, 2003
   ING Salomon Brothers All Cap Portfolio                                      January 6, 2003
   ING Salomon Brothers Investors Portfolio                                    January 6, 2003
   ING T. Rowe Price Capital Appreciation Portfolio                           January 13, 2003
   ING T. Rowe Price Equity Income Portfolio                                  January 13, 2003
   ING UBS U.S. Balanced Portfolio                                             January 6, 2003
   ING Van Kampen Equity Growth Portfolio                                     January 13, 2003
   ING Van Kampen Global Franchise Portfolio                                  January 13, 2003
   ING Van Kampen Growth and Income Portfolio                                 January 13, 2003
   ING Van Kampen Real Estate Portfolio                                       January 13, 2003

ING MAYFLOWER TRUST
   ING Growth + Value Fund                                                       June 9, 2003

ING MUTUAL FUNDS
   ING Foreign Fund                                                              July 1, 2003
   ING Global Equity Dividend Fund                                           September 2, 2003

ING SERIES FUND, INC.
   Brokerage Cash Reserves                                                       June 2, 2003
   ING Aeltus Money Market Fund                                                  June 2, 2003
   ING Balanced Fund                                                             June 2, 2003
   ING Bond Fund                                                                 June 2, 2003
   ING Classic Principal Protection Fund I                                       June 2, 2003
   ING Classic Principal Protection Fund II                                      June 2, 2003
   ING Classic Principal Protection Fund III                                     June 2, 2003
   ING Classic Principal Protection Fund IV                                      June 2, 2003
   ING Government Fund                                                           June 2, 2003
   ING Growth Fund                                                               June 9, 2003
   ING Growth & Income Fund                                                      June 9, 2003
   ING Index Plus LargeCap Fund                                                  June 9, 2003
   ING Index Plus MidCap Fund                                                    June 9, 2003
   ING Index Plus Protection Fund                                                June 2, 2003
   ING Index Plus SmallCap Fund                                                  June 9, 2003
   ING Small Company Fund                                                        June 9, 2003
   ING Strategic Allocation Balanced Fund                                        June 2, 2003
   ING Strategic Allocation Growth Fund                                          June 2, 2003
   ING Strategic Allocation Income Fund                                          June 2, 2003
   ING Technology Fund                                                           June 2, 2003
   ING Value Opportunity Fund                                                    June 9, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Growth Portfolio                                July 7, 2003
   ING VP Strategic Allocation Balanced Portfolio                              July 7, 2003
   ING VP Strategic Allocation Income Portfolio                                July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio                                          July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                                      June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                                   September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                                           TBD
   ING GET U.S. Core Portfolio - Series 4                                           TBD
   ING GET U.S. Core Portfolio - Series 5                                           TBD
   ING GET U.S. Core Portfolio - Series 6                                           TBD
   ING GET U.S. Opportunity Portfolio - Series 1                                    TBD
   ING GET U.S. Opportunity Portfolio - Series 2                                    TBD

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                                     July 7, 2003
   ING VP Index Plus LargeCap Portfolio                                        July 7, 2003
   ING VP Index Plus MidCap Portfolio                                          July 7, 2003
   ING VP Index Plus SmallCap Portfolio                                        July 7, 2003
   ING VP Small Company Portfolio                                              July 7, 2003
   ING VP Technology Portfolio                                                 July 7, 2003
   ING VP Value Opportunity Portfolio                                          July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                               October 6, 2003
   ING VP Disciplined LargeCap Portfolio                                      October 6, 2003
   ING VP Growth + Value Portfolio                                            October 6, 2003
   ING VP Growth Opportunities Portfolio                                      October 6, 2003
   ING VP High Yield Bond Portfolio                                           October 6, 2003
   ING VP Large Company Value Portfolio                                       October 6, 2003
   ING VP LargeCap Growth Portfolio                                           October 6, 2003
   ING VP MagnaCap Portfolio                                                  October 6, 2003
   ING VP MidCap Opportunities Portfolio                                      October 6, 2003
   ING VP SmallCap Opportunities Portfolio                                    October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                                July 7, 2003

ING VP BOND PORTFOLIO                                                          July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                  July 7, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VP NATURAL RESOURCES TRUST                                                 October 6, 2003

USLICO SERIES FUND
   The Asset Allocation Portfolio                                              October 6, 2003
   The Bond Portfolio                                                          October 6, 2003
   The Money Market Portfolio                                                  October 6, 2003
   The Stock Portfolio                                                         October 6, 2003

* This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.